Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Kenneth P. Sharp, Executive Vice President and Chief Financial Officer of DXC Technology Company (the "Company"), hereby certify that, to my knowledge:

(1)The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2021, (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 4, 2021	/s/ Kenneth P. Sharp
Kenneth P. Sharp Executive Vice President and Chief Financial Officer